BLACKROCK FUNDS II

BlackRock Investment Grade Bond Portfolio

(the “Fund”)

Supplement dated September 30, 2016 to

the Statement of Additional Information (“SAI”), dated January 28, 2016

In connection with the changes to the Fund’s investment objective and investment strategies previously approved by the Board of Trustees of BlackRock Funds II (the “Board”), effective October 1, 2016, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive the Fund’s management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates.

In addition, on September 14, 2016, the Board approved the appointment of BlackRock International Limited as the sub-adviser of the Fund, pursuant to a separate sub-advisory agreement between BlackRock International Limited and BlackRock Advisors, LLC with respect to the Fund. The addition of BlackRock International Limited as a sub-adviser of the Fund is effective October 1, 2016.

Effective October 1, 2016, the following changes are made to the SAI:

Change to the Fund’s Fees and Expenses

The section of the SAI entitled “Management and Advisory Arrangements” is supplemented as follows:

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Managed Income Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund.

Addition of BlackRock International Limited as a Sub-Adviser of the Fund

The section of the SAI entitled “Management and Advisory Arrangements” is supplemented as follows:

With respect to the Managed Income Fund, effective October 1, 2016, the Manager has entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with BlackRock International Limited (“BIL”) pursuant to which BIL receives for the services it provides a monthly fee at an annual rate equal to a percentage of the management fee paid to the Manager under the Management Agreement.

Shareholders should retain this Supplement for future reference.

SAI-IGB-0916SUP